77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On April 1, 2004, Columbia Asset Allocation Fund (Fund) purchased 35,000 par value of common stock notes of Warner Music Group (Securities) for a total purchase price of $35,000.00 from Deutsche Bank Securities Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On April 29, 2004, Columbia Asset Allocation Fund (Fund) purchased 350,000 par value of common stock notes of Triad Hosps Inc (Securities) for a total purchase price of $350,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On June 24, 2004, Columbia Asset Allocation Fund (Fund) purchased 10,000 par value equity of K2 Inc (Securities) for a total purchase price of $10,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LPl; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On June 18, 2004, Columbia Asset Allocation Fund (Fund) purchased 50,000 par value of common stock notes of Plains Expl & Prodtn Co (Securities) for a total purchase price of $49,739.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On June 22, 2004, Columbia Asset Allocation Fund (Fund) purchased 130,000 par value of common stock notes of Pride Intl Inc Del (Securities) for a total purchase price of $129,316.20 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On June 29, 2004, Columbia Asset Allocation Fund (Fund) purchased 1,300 par value of Equity of Lifetime Fitness (Securities) for a total purchase price of $240.50 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On September 23, 2004, Columbia Asset Allocation Fund (Fund) purchased 3,000 par value of Equity of Carters Inc. (Securities) for a total purchase price of $78,600.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On September 22, 2004, Columbia Asset Allocation Fund (Fund) purchased 4,100 par value of equity of Educate, Inc. (Securities) for a total purchase price of $45,100.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On July 16, 2004, Columbia Asset Allocation Fund (Fund) purchased 160,000 par value of common stock notes of Freescale Semiconductor Inc (Securities) for a total purchase price of $160,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On August 12, 2004, Columbia Asset Allocation Fund (Fund) purchased 75,000 par value of common stock notes of Newfield Expl Co (Securities) for a total purchase price of $75,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On April 19, 2004, Columbia Asset Allocation Fund (Fund) purchased 1,200 par value of equity of Community Health Sys Inc New (Securities) for a total purchase price of $29,400.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.


77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On October 27, 2004, Columbia Asset Allocation Fund (Fund) purchased 400 par value of equity of Dreamworks Animation SKG (Securities) for a total purchase price of $11,200.00 from JP Morgan Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On November 10, 2004, Columbia Asset Allocation Fund (Fund) purchased 2,300 par value of equity of Nalco Hldg Co (Securities) for a total purchase price of $34,500.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On November 4, 2004, Columbia Asset Allocation Fund (Fund) purchased 300 par value of equity of MarketAxess Hldgs Inc (Securities) for a total purchase price of $3,300.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On November 8, 2004, Columbia Asset Allocation Fund (Fund) purchased 30,000 par value of common stock notes of Citizens Communication Co (Securities) for a total purchase price of $30,000.00 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On November 22, 2004, Columbia Asset Allocation Fund (Fund) purchased 50,000 par value of bonds of Wynn Las Vegas LLC (Securities) for a total purchase price of $50,000.00 from Deutsche Banc Alex Brown Instit Fix Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On November 23, 2004, Columbia Asset Allocation Fund (Fund) purchased 25,000 par value of common stock notes of Owens Brockway Glass Container (Securities) for a total purchase price of $25,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On December 15, 2004, Columbia Asset Allocation Fund (Fund) purchased 600 par value of equity of Advance Amer Cash Advance (Securities) for a total purchase price of $9,000.00 from Morgan Stanley Co Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund (Fund)

On December 15, 2004, Columbia Asset Allocation Fund (Fund) purchased 10,000 par value of common stock notes of Church & Dwight Inc (Securities) for a total purchase price of $29,400.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Small Company Equity Fund (Fund)

On September 23, 2004, Columbia Small Company Equity Fund (Fund) purchased 600 par value of common stock notes of Carter Holdings (Securities) for a total purchase price of $15,720.00 from Morgan Keegan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Small Company Equity Fund (Fund)

On September 22, 2004, Columbia Asset Allocation Fund (Fund) purchased 135,100 par value of Equity of Educate, Inc. (Securities) for a total purchase price of $1,486,100.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Columbia Small Company Equity Fund (Fund)

On September 23, 2004, Columbia Small Company Equity Fund (Fund) purchased 96,300 par value of equity of Carters Inc (Securities) for a total purchase price of $2,523,060.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.


77O Transactions effected pursuant to Rule 10f-3
Columbia Small Company Equity Fund (Fund)

On December 15,, 2004, Columbia Small Company Equity Fund (Fund) purchased 21,900 par value of equity of Advance Amer Cash Advance (Securities) for a total purchase price of $328,500.00 from Morgan Stanley Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.